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FIRST COMMONWEALTH FINANCIAL CORPORATION

Exhibit 21.1 - SUBSIDIARIES OF FIRST COMMONWEALTH FINANCIAL
               CORPORATION

                                                           Percent Ownership
                                                             By Registrant

        National Bank of the Commonwealth                         100%
        601 Philadelphia Street
        Indiana, PA  15701
        Nationally Chartered Bank

        Deposit Bank                                              100%
        Long Avenue and Brady Street
        DuBois, PA  15801
        Incorporated under the laws of Pennsylvania

        Cenwest National Bank                                     100%
        217 Franklin Street
        Johnstown, PA  15901
        Nationally Chartered Bank

        First National Bank of Leechburg                          100%
        P.O. Box 566
        Leechburg, Pa  15656
        Nationally chartered Bank

        Peoples Bank and Trust Company                            100%
        P.O. Box 265
        Jennerstown, PA  15547
        Incorporated under the laws of Pennsylvania

        Central Bank                                              100%
        North Juniata Street
         at U.S. Route 220
        Hollidaysburg, PA  16648

        Peoples Bank of Western Pennsylvania                      100%
        27 East Washington Street
        New Castle, PA  16101

        Unitas National Bank                                      100%
        15 South Main Street
        Chambersburg, PA  17201

        Reliable Financial Corporation                            100%
        428 Station Street
        Bridgeville, PA  15017

        Unitas Mortgage Corporation                               100%
        17 East High Street
        Carlisle, PA  17013

        Unitas Financial Corporation                              100%
        PO Box 777
        Chambersburg, PA  17201

        Unitas Real Estate Corporation                            100%
        PO Box 777
        Chambersburg, PA  17201

        Unitas Services Corporation                               100%
        PO Box 777
        Chambersburg, PA  17201

        Unitas Leasing Corporation                                100%
        PO Box 777
        Chambersburg, PA  17201
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FIRST COMMONWEALTH FINANCIAL CORPORATION

Exhibit 21.1 - SUBSIDIARIES OF FIRST COMMONWEALTH FINANCIAL
               CORPORATION (Continued)

                                                           Percent Ownership
                                                             By Registrant

        Commonwealth Systems Corporation                          100%
        22 North Sixth Street
        Indiana, PA  15701
        Incorporated under the laws of Pennsylvania

        First Commonwealth Trust Company                          100%
        614 Philadelphia Street
        Indiana, PA  15701
        Incorporated under the laws of Pennsylvania

        Commonwealth Trust Credit Life Insurance Company           50%
        100 West Clarendon, Suite 800
        Phoenix, AZ  85013